Condensed Consolidated Balance Sheets (Parenthetical) (Common Units Member, USD $) In Thousands, except Share data, unless otherwise specified	Mar. 31, 2013 Common Class A [Member]	Dec. 31, 2012 Common Class A [Member]	Mar. 31, 2013 Common Class B [Member]	Dec. 31, 2012 Common Class B [Member]
Member capital (deficit):
Member capital, shares authorized	1,387,800.0	1,387,800.0	112.2	112.2
Member capital, capital units issued	1,387,800.0	1,387,800.0	103.8	103.8